Exhibit 99.1

Lehman Brothers

2005 High Yield Bond and

Syndicated Loan Conference

March 17, 2005

Michael J. Keough

President and Chief Executive Officer

Ronald J. Domanico

Senior VP and Chief Financial Officer

Forward-Looking Statements

This press release may contain certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that represent the company’s expectations, anticipations or beliefs about future events, operating results or financial condition. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of durable and nondurable goods, the degree and nature of competition, demand for the company’s products, the degree of success achieved by the company’s new product initiatives, changes in government regulations, the company’s ability to complete acquisitions and successfully integrate the operations of acquired businesses, the company’s ability to service its substantial indebtedness, unforeseen difficulties with the consolidation, integration or relocation of the company’s accounting and control operations, IT systems or legal function. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and its most recent reports on Form 10-K, 10-Q and 8-K, as amended, filed with or furnished for, the Securities and Exchange Commission, which are available from the company. These documents also may be examined at public reference facilities maintained by the Securities and Exchange Commission or, to the extent filed via EDGAR, accessed through the web site of the Securities and Exchange Commission (www.sec.gov). The company does not undertake any obligation to update any forward-looking statements and is not responsible for any changes made to this press release by wire or Internet services.

Section I

Business and Industry Update

Who is Caraustar?

A billion dollar publicly traded company (NASDAQ:CSAR)

The world’s largest integrated manufacturer of recycled boxboard

A strong cash generator that has returned to profitability

Implemented management succession plan

A stable of differentiated products in a “commodity” business

Who is Caraustar?

CARAUSTAR

Star Paper Tube

Carolina

Paperboard

Austell Boxboard

(1955)

(1938)

(1948)

IPO: October 8, 1992 (NASDAQ: CSAR)

Business and Industry Update

Leadership positions in each of the four principal

recycled paperboard product markets

(Caraustar 2004 tonnage and demand drivers)

#3

#1

#2

Other Specialty

273,700 tons

22%

Mill Group

Folding Cartons

406,300 tons

32%

CPG

Gypsum Facing

Paper

245,000 tons

19%

Mill Group

Tubes, Cores and

Composite Cans

338,800 tons

27%

ICPG

#3

Consumer

Durable Goods

12%

Construction

17%

Consumer

Nondurable Consumption

86%

Commercial

Construction

20%

Industrial

Production

75%

Repair and

Remodeling

40%

Industrial

Production

14%

Consumer

Nondurable Consumption 8%

Consumer

Nondurable Consumption

88%

Single and Multifamily

Construction

40%

Business and Industry Update Industry Overview

Volume: Two Drivers: Manufacturing migrating

offshore, health of the general economy

After 3 years of decline, 2003 was up 0.9%,

2004 +2.6%

Price: Main Driver: Capacity utilization

demand driven, not cost driven

Fiber: 2002: $40 $130 $50

2003: $50 $ 75 $65

2004: $65 $ 85

Energy: A challenge

China: “A Paper Tiger”: learning capitalism — slowly

Capacity: Significantly better … economic improvement …

Mill Closures

Business and Industry Update

Mill Operating Rates Are Improving

Caraustar typically maintains higher utilization rates than industry averages

99.5%

99.0%

99.0%

100%

98.4%

98%

96.4%

95.6%

95.8%

95.5%

96%

95.3%

95.0%

94.5%

(1)

93.0%

92.9%

94%

92.0%

91.8%

92%

90.1%

90%

89.7%

88.1%

88.1%

88%

85.0%

86%

83.5%

84%

82.2%

82%

80%

2003

2002

2001

2000

1999

1998

1997

1996

1995

1994

2004

Caraustar

Industry

(1) Excludes closed or idled machines

Industry Source: American Forest and Paper Association.

Mill Operating Rate Improvement Driven By Mill Closures

Recycled Boxboard Closures - 2001-2004

Uncoated Recycled (m Tons)				Coated Recycled (m Tons)	
BPB – IL	30	Papertech – NH	30	Crown – BC, Canada	50
CSAR – IL	65	Recyc Paperboard - NJ	75	Ft. Orange – NY	50
CSAR – NY	70	Republic – CO	50		
CSAR – NC	45	Rock-Tenn – TX (1 of 2)*	50	Newark – CA (1 of 2)*	55
CSAR – GA	28	Rock-Tenn – VA (1 of 2)*	70	Newark – MA	70
Garwood - NJ	52	Rock-Tenn – MI	106		
Kieffer – IN	50	SSCC – CA (1 of 2)*	45		
Lydall – CT	35	Simkins – MD	30		
Minas Basin – NS, Canada	30	Simkins – CT	60	RPM – MI	60
		Sorenson – MI	30		
Newark – NJ	55	Sonoco – KS	40	SSCC – PA (1 of 2)*	70
Newark – OH	50	Sonoco – OH	45		
Newark – ME	40	Sonoco – GA	47	CSAR – OH (1 of 2)*	75
Newark – CA (1 of 2)*	55				
		Uncoated Subtotal	**1,283**	**Coated Subtotal**	**430**

Total Tons	**1,713**	**Total Tons Top Co's.**	**1,081**	**Category Summary**	
Uncoated Tons	1,283	Newark	325	Companies:	18
Coated Tons	430	Caraustar	283	Facilities:	32
Tons by Top 5	1081	Rock-Tenn	226	Machines:	33
% by Top 5	63%	Sonoco	132		
Tons by Top 3	834	SSCC	115		
% by Top 3	49%				

6

*paperboard machines
Sources: RISI, AF&PA & Company info

Caraustar

Caraustar is the Largest U.S. Recycled Boxboard Producer

Estimated 2004 capacities(1)

Other

Folding

Gypsum

Tube &

Market

Capacity

Specialty

Cartonbd

Facings

Core Stock

Company

Rank

Share

20%*

1,420

310

330

410

370

Caraustar

1

850

170

500

80

100

Rock-Tenn

2

12%

780

370

130

0

280

Newark Group

3

11%

780

80

0

0

700

Sonoco

4

11%

570

60

510

0

0

Smurfit-Stone

5

8%

500

0

0

500

0

U.S. Gypsum

6

7%

360

30

330

0

0

Graphic Packaging

7

5%

280

0

0

280

0

National Gypsum

8

4%

240

0

0

240

0

Georgia Pacific

9

3%

170

20

150

0

0

Simkins Industries

10

2%

980

330

350

200

150

Others

14%

100%

6,930

1,370

2,300

1,710

Total U.S. Capacity

1,600

(1) Source: American Forest and Paper Association and company estimates

*Includes Otsego, MI mill closure

Business and Industry Update

Boxboard Shipments (tons in thousands)

2003 vs. 2002

2004 vs 2003

Caraustar*

Industry

Caraustar

Caraustar

Industry

% Change

% Change

2004

% Change

% Change

2003

2002

(000) tons

(000) tons

-1.1%

-2.8%

406.3

-2.5%

-6.2%

418.2

445.6

Recycled

Folding

4.6%

338.9

-0.2%

15.9%

324.1

279.6

Tube Can &

4.9%

Drum

30.8%

244.9

3.6%

5.1%

187.3

178.1

Gypsum

8.2%

Facings**

19.8%

273.7

5.6%

6.5%

228.4

214.6

Other

0.2%

Specialty

9.1%

1263.8

0.9%

4.2%

1158.0

1117.9

Total

2.6%

* Includes outside purchases

**Includes gypsum facing volume from our 50% owned PBL joint venture

Differentiated Products

Light Weight Gypsum Facing Paper (PBL)

Fourdrinier technology gives comparable strength at lower basis weight

Lower basis weight:

Lower cost (fiber)

Less energy

Less freight

Fewer changeovers

Higher utilization

Builder preference

Capacity:

300,000 tons/yr

15 BSF/yr

18% of U.S. market

5 panels/sheet

Differentiated Products

Tubes, Cores and Composite Containers

Three competitors control 88% of the market

Sonoco 50%

Caraustar 28%

Newark 10%

Others 12%

Totally vertically integrated

Balanced customer base

Other

Paper

Carpet

Yarn

Cloth

Film

Differentiated Products

Partitions

Segment dominated by RTS

The only other integrated partition company in the U.S.

An integrated business provides opportunity to grow market share with major national accounts

Multiple plants positioned to service the industry

Partitions are die cut and have unique locking assembly features

Differentiated Products

Other Specialty Products

The “other specialty” recycled paperboard market comprises numerous specialty end-use product niches, many of which require value-added converting processes

Caraustar produces recycled paperboard for use in virtually every end-use segment of the “other specialty” recycled paperboard market

Caraustar shipped 266 thousand tons (83 internally) in 2004 and had a market share of approximately 20 percent

Differentiated Products

“InverFreez “ (Sprague)

Fourdrinier technology

Freeze / thaw tolerant

Smooth sheet

“Square” sheet

Print quality at parity with virgin (CUK)

Cost advantage of 15-30% vs. virgin (CUK)

Differentiated Products

“Statone ”

The trademark Statone line of grease resistant paperboard is recognized throughout the industry

Multiple Statone grades are targeted to specific end use needs

Statone paperboard is utilized for packaging of marquee name products

Rittman Mill recognized as an industry leader in the production of grease resistant packaging for nearly 30 years

Large, stable market

Differentiated Products

Folding Cartons and Custom Packaging

Top ten position in the U.S. folding carton market

Strategic focus has shifted to offering a complete portfolio of primary and secondary packaging along with certified folding cartons to the pharmaceutical and healthcare industries

Caraustar sold 406 thousand tons (92,000 internally) of recycled paperboard to the folding carton market in 2004

Out of one hundred awards given at the 2004 National Paperboard Packaging Competition, Caraustar’s Custom Packaging Group was recognized 15 times with 5 Gold and 10 Excellence Awards … 15% of all awards!

Section II Recent Results and Profit Improvement Initiatives

2004 Full Year Results

($ in millions)

Dec. 31, 2004

Dec. 31, 2003

1,158.0

Tons sold* (in thousands)

1,264.0

$992.2

Sales

$1,060.3

$156.9

Gross Profit

$159.9

$148.0

SG&A Expense

$136.4

($6.2)

(Loss) income from operations

$11.7

$20.0

Capital Expenditures

$20.9

$45.4

EBITDA**

$64.6

* Includes volume from our 50% owned PBL joint venture.

** See supplemental information regarding non-GAAP measures included in the Company’s Form 8-K furnished on February 15, 2005.

Caraustar Has Turned The Corner

In the second quarter 2004, the company generated its first profit in fifteen quarters

Year-to-date mill volume vs. last year was up 7.9% with three fewer mills this year. The operating rate was over 96%

Increased demand and higher industry operating rates (92%) have enabled price increases for the first time in three years

2004 SG&A expense vs. last year was down $11.6 million, 7.8%

Caraustar is well on the way to returning to historic levels of profitability through four key initiatives

1. Right-sizing

2. Procurement Leverage

3. SG&A Reduction/centralized process

4. Working Capital Optimization

FOUR INITIATIVES: Right-sizing

Matching supply to demand

Running more product on fewer, more efficient

machines

One-Time Costs

Annual

Cash

Savings

Total

Non-Cash

Cash

Year

$8.0

$9.3

2002

—

$17.3

$16.7

$10.5

$6.2

2003

$15.7

$21.5

$15.2

$6.3

2004

$24.0

$55.5

$33.7

$21.8

Total

$25.5

FOUR INITIATIVES: Procurement Leverage

Use our scale as a billion dollar company

Centralized Process

Estimated

2005

2004

Annual

External

Savings

Savings

Savings

Spend

($            millions)

$2

???

$339

Fiber, Freight & Fuel

$2

$9

$4

$9

$71

Chemicals, Corrugated & Clothing

(1)

$5

$0

$9

$85

Coatings, Ink, Temp Labor, IT

(2)

$0

$0

$25

Non-sourceable (taxes, benefits)

$0

$0

$12

$247

Future sourceable

$0

$6

$30

$767

$16

MRO, starch, lift trucks, electrical, travel, screens & plates, cell phones, FedEx, oil, propane,

(1)

office supplies

Pallets, adhesives, plates & dies, labels & graphics, communications, waste disposal

(2)

FOUR INITIATIVES: SG&A Reduction

Centralized Support Services

Aggressively address insurances, professional

services, etc.

As Reported ($            millions)

Excluding

Nonrecur.

Items*

%

SG&A

Sales

Year

14.6%

$136.9

$936.8

2002

14.6%

14.9%

$148.0

$992.2

2003

13.8%

12.9%

$136.4

$1,060.3

2004

12.4%

Caraustar Peer Group

10.2%

Gap to average

$28.3

2.7%

See supplemental information regarding non-GAAP measures included in the Company’s Form 8-K furnished on March 16, 2005.

FOUR INITIATIVES: Working Capital Optimization

Proactively manage the supply chain

Collect and pay at industry norms

Days

Amount ($            millions)

2004

2003

2002

2004

2003

2002

39.0

45.5

$89.0

$87.6

$107.6

Inventories

36.1

34.5

37.1

102.6

93.9

106.1

Receivables

35.3

33.4

25.0

($84.9)

(75.0)

(60.0)

Payables

34.4

$106.5

$153.7

Total

$106.8

EBITDA IS GROWING 2004 EBITDA* (Includes JV contributions to the extent received by Caraustar as cash dividends)

$            millions

20.3

25

17.8

17.5

20

9.0

15

10

5

0

Q3 2004

Q2 2004

Q1 2004

Q4 2004

2005 opportunities include:

Price increases $22

Right sizing 6

SG&A target 15

Procurement target 10

Incremental $53

Trend positive in spite of a seasonally slower Q4

Received initial cash distribution from PBL of $1 million in Q4 – potentially more to come

See supplemental information regarding non-GAAP measures included in the Company’s Form 8-K furnished on February 15, 2005.

Liquidity is Very Strong

$MM

$90

Cash on Hand (as of 12/31/04) ·

75

Revolving Credit Facility·

(39)

L.C.’s which reduce availability·

Current

$126

OPPORTUNITIES:

29

Potential Refinancing Standard Gypsum·

5

Property Held for Sale·

10

Working Capital Target·

Near Term

$170

Recent Developments

Charlie Greiner and Eric Zarnikow added to the Board of Directors

Additional $10M in Sr. Sub notes repurchased

Chicago property sold for $11.1M ($10.3M gain)

Price increase of 7.5% (min.) announced – Composite Container Division

China joint venture formed – Recovered Fiber

Rittman (Ohio) #2 CRB machine permanently shut

Routine SEC reviews completed without restatement

Universal Shelf (S-3) filed with the SEC

Independent auditor clarification

Caraustar – no change – Deloitte

Standard Gypsum (unconsolidated affiliate) – change to Deloitte

Caraustar’s Progress is Reflected by the Financial Markets

Stock (NASDAQ:CSAR) - Price up 22% in 2004

Our Bonds are Trading Above Par

Price*

Callable

Coupon

Outstanding

Issued

Preference

**NC

7.375%

$190M

$200M

Senior

106.0

**NC

7.250%

$29M

$29M

Senior

N/A

4/06

9.875%

$265M

$285M

Sr. Sub

109.5

* As of 3-8-05

**Make-whole to Treasuries at any time

Strategy / Outlook

Caraustar is positioning itself to be successful regardless of external factors

Near Term Agenda

Continue expansion of differentiated products

Execute rationalization of under-performing businesses

Leverage procurement

Reduce SG&A / back office costs – in conjunction with Sarbanes-Oxley control initiatives, streamline processes

Extract additional cash from working capital

Real Estate Sales – 7 properties

Net Debt Reduction

APPENDIX

Pricing

Increase

Product

Announced

Effective

$50/ton

URB

3/1/04

3/29/04

$50/ton

CRB

3/10/04

4/10/04

8%

T&C

3/18/04

4/12/04

6%+

URB/CRB

8/25/04

9/20/04

5%+

T & C

9/27/04

10/25/04

7.5-14%

Composites

12/6/04

1/3/05

A1

FOUR INITIATIVES: Right-sizing

One-Time Cost

Annual

$MM (Pre-tax)

Total

Non-Cash

Cash

Cash Benefit

(3.4)

(3.0)

(0.4)

2002

Halifax Closure

0.6

0.6

0.0

2003

1.0

(4.5)

(3.2)

(1.3)

2003

Buffalo, Camden Closures

3.5

(0.5)

(0.4)

(0.1)

2004

(1.7)

(1.7)

0.0

2003

Cedartown Closure

(1.3)

(0.5)

(0.8)

2004

2.0

(2.4)

(1.3)

(1.1)

2003

Rittman #2 Closure

5.0

(8.8)

(8.8)

0.0

2004

(6.0)

(2.4)

(3.6)

2002

CCI, Mooresville, Paradigm

(2.1)

(0.9)

(1.2)

2003

3.6

(1.9)

(1.3)

(0.6)

2004

(2.4)

(1.2)

(1.2)

2002

Ashland Carton

(6.7)

(4.1)

(2.6)

2003

(4.0)

(0.4)

(3.6)

2004

3.8

(5.0)

(3.8)

(1.2)

2004

Charlotte/Georgetown

1.6

(4.2)

(0.1)

(4.1)

2002

Eight Tube & Core Facilities

(1.2)

(1.2)

0.0

2003

5.0

25.5

(55.5)

(33.7)

(21.8)

Totals

A2

Primary Initiatives - Procurement Leverage

Projects Underway (Annual Spend in $Millions)

Machine Clothing

$90

Fiber

$6

Packaging

$60

Freight

$6

MRO

$70

Fuel

$3

Electrical Supplies

$80

Paper

$3

Communications

$37

Chemicals

$2

Automobiles

$11

Corrugated

$2

Represents $370 million or 65% of annual spend for goods and services

A3

Primary Initiatives

Selling, General & Administrative Reduction

¨

April 2003 annual run rate*

$170 million

$150 million

April 2004 annual run rate*

¨

$(15) million

Reclassification of packaging cost to COGS

¨

$(15) million

Targeted incremental savings

¨

$120 million

April 2005 annual run rate target

¨

Savings

Costs

Field accounting

Chemical overhead

Sarbanes-Oxley: IT

Communication

Insurance Premiums

Sarbanes-Oxley: Audit

Travel

Property taxes

Credit Manager

Professional Services

Employee benefit costs

Sales Resources

Properties for sale

Lower bad debt

Bonuses

*See supplemental information regarding non-GAAP financial measures included in the Company’s Form 8-K furnished on May 19, 2004.

A4

Primary Initiatives

5/04 - 4/05

5/03 - 4/04

Achieved

Target

Target

$16

$15

Right-Sizing

$7

$2

-

Procurement Leverage

$10

$20

$20

SG&A Reduction

$15

$58

$30

Working Capital*

$10

*Receivables plus inventories less payables impacts cash but not earnings

A5

Biographies

Michael J. Keough

President and Chief Executive Officer

Mr. Keough was appointed President and Chief Executive Officer of Caraustar effective January 1, 2005. He joined Caraustar in March 2002 as Senior Vice President and Chief Operating Officer, and has served as a director since October 2002. Prior to becoming a member of Caraustar’s executive management team, he served as President and Chief Operating Officer of Gaylord Container Corporation from April 2000 through March 2002, and as its Vice President of Container Operations from October 1993 through April 2000. He began employment with Gaylord Container Corporation in 1985 following ten years with International Paper.

Ronald J. Domanico

Senior Vice President and Chief Financial Officer

Mr. Domanico joined Caraustar as Vice President and CFO in October 2002. Prior to joining Caraustar, he was Executive Vice President and CFO of AHL Services, Inc., in Atlanta. From 1981 to 2000, Mr. Domanico worked for Kraft Foods and Nabisco in a succession of progressively more senior financial management, planning, business development and operations roles. His last eleven years at Kraft and Nabisco were in CFO positions, and when he left the company he was Senior Vice President and CFO for Nabisco International and CEO for Nabisco Asia.

William A. Nix, III

Vice President, Treasurer and Corporate Controller

Mr. Nix rejoined Caraustar in January 2001. Prior to that, he was Vice President and Treasurer of Agco Corporation from 1995 to 2000. From 1991 to 1995, he was Director of Corporate Finance for Caraustar and, prior to 1991, was with Arthur Andersen LLP, Certified Public Accountants.

Note Regarding Non-GAAP Financial Measures

This presentation includes the following financial measures: “EBITDA” (as defined by the Company’s senior credit facility), and Selling, General and Administrative expenses excluding “Nonrecurring Items” as a percentage of sales. These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company uses, and believes that the “EBITDA” measure for the Company is useful in evaluating the Company’s performance and its ability to comply with its debt covenants. The reconciliations of these non-GAAP measures have been filed in our 8-Ks.

Caraustar Industries, Inc.

Reconciliation of SG&A as a Percentage of Sales

(In Thousands)

	For the Year Ended December 31, 2003	For the Year Ended December 31, 2004
Sales (GAAP)	$992,200	$1,060,275

Selling, General and Administrative Expenses (GAAP)	$147,998	$136,445

Selling, General and Administrative Expenses as a Percentage of Sales	14.9%	12.9%

Non-Recurring Items (Non-GAAP)	$(11,500)	$(5,500)

Adjusted Selling, General and Administrative Expenses (Non-GAAP)	$136,498	$130,945

Adjusted Selling, General and Administrative Expenses as a Percentage of Sales (Non-GAAP)	13.8%	12.4%

www.caraustar.com